SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          June 28, 2005 (June 23, 2005)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


      Washington                      0-26542                    91-1141254
(State or Other Jurisdiction   (Commission file number)       (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

On June 23, 2005, Redhook Ale Brewery, Incorporated (the "Company") and Paul S. Shipman, President, Chief Executive Officer and Chairman of the Board, entered into a letter of agreement (the "Shipman Agreement") regarding employment. The Shipman Agreement is effective as of August 1, 2005. Mr. Shipman's current employment agreement with the Company expires according to its terms on July 31, 2005.

The Shipman Agreement provides that Mr. Shipman will continue with the Company as an "at-will" employee. Mr. Shipman will receive an annual base salary of $250,000 per year, subject to review and annual adjustment as recommended by the Compensation Committee and approved by the Board of Directors (the "Board"). Mr. Shipman will be eligible for a yearly bonus, of which 50% will be discretionary and 50% will be paid upon achieving certain targets per terms set forth by, and as approved by, the Compensation Committee or the Board. Mr. Shipman's target bonus for 2005 is $100,000. The Shipman Agreement also provides for an annual car allowance of $10,200 per year. The Shipman Agreement further provides for a special one-time bonus of $60,000 to be paid on July 31, 2005. In the event that Mr. Shipman's employment with the Company is terminated by the Company for any reason other than for cause, Mr. Shipman will be entitled to severance equal to one month of base salary for each year of service with the Company not to exceed 24 months and to be reimbursed for health premiums for a period of 18 months.

A copy of the letter agreement with Mr. Shipman is attached hereto as
Exhibit 10.1


On June 23, 2005, Redhook Ale Brewery, Incorporated (the "Company") and David J. Mickelson, Executive Vice President, Chief Financial Officer and Chief Operating Officer, entered into a letter of agreement (the "Mickelson Agreement") regarding employment. The Mickelson Agreement is effective as of August 1, 2005. Mr. Mickelson's current employment agreement with the Company expires according to its terms on July 31, 2005.

The Mickelson Agreement provides that Mr. Mickelson will continue with the Company as an "at-will" employee. Mr. Mickelson will receive an annual base salary of $186,000 per year, subject to review and annual adjustment as recommended by the Compensation Committee and approved by the Board. Mr. Mickelson will be eligible for a yearly bonus, of which 50% will be discretionary and 50% will be paid upon achieving certain targets per terms set forth by, and as approved by, the Compensation Committee or the Board. Mr. Mickelson's target bonus for 2005 is $44,000. The Mickelson Agreement also provides for an annual car allowance of $10,200 per year. The Mickelson Agreement further provides for a special one-time bonus of $40,000 to be paid on July 31, 2005. In the event that Mr. Mickelson's employment with the Company is terminated by the Company for any reason other than for cause, Mr. Mickelson will be entitled to severance equal to one month of base salary for each year of service with the Company not to exceed 24 months and to be reimbursed for health premiums for a period of 18 months.

A copy of the letter agreement with Mr. Shipman is attached hereto as
Exhibit 10.2

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.


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 Exhibit No.       Description
 -----------       -------------------------------------------------------------

 10.1 Letter between Paul S. Shipman, President, Chief Executive Officer and Chairman of the Board and Redhook Ale Brewery, Incorporated, dated June 23, 2005.
 10.2 Letter between David J. Mickelson, Executive Vice President, Chief Financial Officer and Chief Operating Officer and Redhook Ale Brewery, Incorporated, dated June 23, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REDHOOK ALE BREWERY,
                                            INCORPORATED



Dated:  June 28, 2005                   By: /s/ LORRI L. JONES
                                            ------------------------------------
                                                Lorri L. Jones
                                                 Controller and Treasurer
                                                 Chief Accounting Officer



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                                  EXHIBIT INDEX

 Exhibit No.    Exhibit
 -----------    ----------------------------------------------------------------

 10.1 Letter between Paul S. Shipman, President, Chief Executive Officer and Chairman of the Board and Redhook Ale Brewery, Incorporated, dated June 23, 2005.
 10.2 Letter between David J. Mickelson, Executive Vice President, Chief Financial Officer and Chief Operating Officer and Redhook Ale Brewery, Incorporated, dated June 23, 2005.




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